Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Debtors: Mesa Air Group, Inc., et al. (1)
Case Number: Jointly Administered 10-10018 (MG)

Monthly Operating Report for the Period:
Month ended July 31, 2010

Federal Tax ID # 85-0302351

Debtors' Address:
410 N 44th Street Suite 700
Phoenix, AZ 85008

Monthly Net Income/(Loss): ($27.888) million

Debtors' Attorney:
Pachulski, Stang, Ziehl & Jones LLP
780 Third Avenue, 36th Floor
New York, NY 10017-2024
Telephone: (212) 561-7700
Fax: (212) 561-7777
http://www.pszjlaw.com

Report Preparer: Mesa Air Group, Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors'
financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: August 20, 2010 /s/ Mike Lotz
Mike Lotz
President and Chief Financial Officer

(1) See next page for a listing of Debtors by case number.
(2) All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT

(1) The Debtors in these jointly administered cases are as follows:

Case
Debtor Name	Number
Mesa Air New York, Inc.	10-10017
Mesa Air Group, Inc.	10-10018
Mesa In-Flight, Inc.	10-10019
Freedom Airlines, Inc.	10-10020
Mesa Airlines, Inc.	10-10021
MPD, Inc.	10-10022
Ritz Hotel Management Corp.	10-10023
Regional Aircraft Services, Inc.	10-10024
Air Midwest, Inc.	10-10025
Mesa Air Group Airline Inventory Management, LLC	10-10030
Nilchi, Inc.	10-10027
Patar, Inc.	10-10028

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
SCHEDULE OF DISBURSEMENTS

		Disbursements for	Disbursements for	Disbursements for
	Case	month ended	month ended	month ended
Debtor Name	Number	July 31, 2010	June 30, 2010	May 31, 2010
Mesa Air New York, Inc.	10-10017	-	-	-
Mesa Air Group, Inc.	10-10018	1,421,392	1,852,506	2,487,310
Mesa In-Flight, Inc.	10-10019	-	-	-
Freedom Airlines, Inc.	10-10020	1,615,132	2,019,124	1,898,294
Mesa Airlines, Inc.	10-10021	42,081,014	49,986,705	36,930,775
MPD, Inc.	10-10022	107,657	136,761	151,703
Ritz Hotel Management Corp.	10-10023	-	-	-
Regional Aircraft Services, Inc.	10-10024	571,129	803,034	531,676
Air Midwest, Inc.	10-10025	342	10,500	51
Mesa Air Group Airline Inventory Management, LLC	10-10030	6,127,031	7,688,568	6,541,883
Nilchi, Inc.	10-10027	-	-	-
Patar, Inc.	10-10028	-	-	-

		Disbursements for	Disbursements for	Disbursements for
	Case	month ended	month ended	month ended
Debtor Name	Number	April 30, 2010	March 31, 2010	February 28, 2010
Mesa Air New York, Inc.	10-10017	-	-	-
Mesa Air Group, Inc.	10-10018	1,688,784	1,348,840	1,244,806
Mesa In-Flight, Inc.	10-10019	-	-	-
Freedom Airlines, Inc.	10-10020	2,339,613	2,275,702	1,945,715
Mesa Airlines, Inc.	10-10021	45,289,526	77,630,776	30,568,004
MPD, Inc.	10-10022	140,811	150,175	156,100
Ritz Hotel Management Corp.	10-10023	-	-	-
Regional Aircraft Services, Inc.	10-10024	526,302	262,892	519,981
Air Midwest, Inc.	10-10025	21	2,249	147
Mesa Air Group Airline Inventory Management, LLC	10-10030	8,900,924	7,614,996	5,833,085
Nilchi, Inc.	10-10027	-	-	-
Patar, Inc.	10-10028	-	-	-

		Disbursements for
	Case	January 5, 2010 to
Debtor Name	Number	January 31, 2010
Mesa Air New York, Inc.	10-10017	-
Mesa Air Group, Inc.	10-10018	1,128,964
Mesa In-Flight, Inc.	10-10019	-
Freedom Airlines, Inc.	10-10020	1,137,194
Mesa Airlines, Inc.	10-10021	20,791,947
MPD, Inc.	10-10022	102,356
Ritz Hotel Management Corp.	10-10023	-
Regional Aircraft Services, Inc.	10-10024	575,558
Air Midwest, Inc.	10-10025	195
Mesa Air Group Airline Inventory Management, LLC	10-10030	811,717
Nilchi, Inc.	10-10027	-
Patar, Inc.	10-10028	-

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
INDEX

Description	Page
Condensed Consolidated Debtors-in-Possession Statement of Operations for the month ended
July 31, 2010 and filing to date	5
Condensed Consolidated Debtors-in-Possession Balance Sheets as of July 31, 2010
and all subsequent periods post-petition date	7
Condensed Consolidated Debtors-in-Possession Statement of Cash Flows for the month ended
July 31, 2010 and filing to date	9
Notes to the Condensed Consolidated Monthly Operating Report	11

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended
	July 31, 2010	June 30, 2010	May 31, 2010	April 30, 2010

Revenues:
Passenger	$ 65,917	$ 73,955	$ 65,209	$ 70,078
Cargo	-	-	-	-
Other	425	469	424	509
Total Revenue	66,342	74,424	65,632	70,586

Operating Expenses:
Flight Operations (1)	17,538	17,654	18,692	20,426
Flight Operations - Nonoperating Aircraft (1)	2,622	752	5,790	4,615
Aircraft Fuel	18,190	17,900	18,635	18,635
Aircraft and traffic servicing	3,929	3,751	3,604	4,258
Maintenance	17,148	12,142	12,288	14,217
Promotion and sales	472	738	468	263
General and administrative	3,095	4,449	3,169	3,330
Depreciation and amortization	3,215	3,343	3,328	3,330
Impairment of long-lived asset	-	-	-	-
Total operating expenses	66,208	60,729	65,974	69,072

Operating Income (Loss)	134	13,695	(341)	1,514

Nonoperating income (expense)
Interest Income	393	441	370	381
Interest Expense	(1,316)	(1,270)	(1,349)	(1,334)
Other, net (Note 9)	(133)	(1,693)	(312)	(519)
Total Nonoperating income (expense)	(1,057)	(2,523)	(1,291)	(1,472)

Income (Loss) before reorganization items and income taxes	(923)	11,173	(1,632)	42

Income taxes	(16,449)	(162,400)	(1,553)	(937)
Loss (Gain) on reorganization items (Note 5) (2)	43,414	448,910	2,553	2,590

Income (Loss) before discontinued operations	(27,888)	(275,336)	(2,633)	(1,612)

Loss (Gain) from discontinued operations	-	-	-	-

Net Income (Loss)	(27,888)	(275,336)	(2,633)	(1,612)

The accompanying notes are an integral part of the financial statements.

(1) In June adjustments were booked reducing lease expense for rejected aircraft leases. Actual expense in June was $17,994 for flight operations and $2,558 for flight operations - nonoperating aircraft.

(2) The majority of reorganization expense in June was for unsecured claims related to the rejection of aircraft leases.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

(In $U.S. 000's)	Month ended	Month ended	January 5, 2010	Filing
	March 31, 2010	February 28, 2010	to January 31, 2010	to Date

Revenues:
Passenger	$ 72,669	$ 65,457	$ 61,488	$ 474,771
Cargo	-	-	-	-
Other	474	463	381	3,146
Total Revenue	73,143	65,921	61,869	477,917

Operating Expenses:
Flight Operations (1)	20,697	19,787	20,719	135,514
Flight Operations - Nonoperating Aircraft (1)	4,512	5,291	2,163	25,743
Aircraft Fuel	18,745	14,992	15,953	123,048
Aircraft and traffic servicing	4,506	3,701	3,897	27,645
Maintenance	16,001	13,788	10,826	96,411
Promotion and sales	471	333	190	2,935
General and administrative	3,316	3,342	3,040	23,740
Depreciation and amortization	3,304	3,322	2,926	22,768
Impairment of long-lived asset	-	-	-	-
Total operating expenses	71,551	64,556	59,714	457,804

Operating Income (Loss)	1,592	1,365	2,155	20,113

Nonoperating income (expense)
Interest Income	370	369	322	2,645
Interest Expense	(1,381)	(1,565)	(1,343)	(9,559)
Other, net (Note 9)	244	309	(323)	(2,427)
Total Nonoperating income (expense)	(767)	(887)	(1,344)	(9,341)

Income (Loss) before reorganization items and income taxes	824	478	811	10,772

Income taxes	(1,373)	(132)	(87)	(182,931)
Loss (Gain) on reorganization items (Note 5)	4,525	854	1,060	503,906

Income (Loss) before discontinued operations	(2,328)	(244)	(162)	(310,203)

Loss (Gain) from discontinued operations	-	2	(704)	(702)

Net Income (Loss)	(2,328)	(246)	542	(309,501)

The accompanying notes are an integral part of the financial statements.

(1) For presentation purposes, the March flight operation expense has been adjusted from what was reported on the March MOR to properly reflect the expense for nonoperating aircraft.
The net adjustment between the two line items is zero.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $U.S. 000's, except share data)
	July 31, 2010	June 30, 2010	May 31, 2010	April 30, 2010

ASSETS
Current Assets:
Cash and cash equivalents	53,275	52,165	60,833	57,484
Short-term investments	1,405	-	1,258	850
Restricted investments	11,125	11,117	11,341	11,348
Receivables, net of allowance	17,962	17,307	8,024	6,694
Inventories, net of allowance	27,872	27,670	27,631	27,776
Prepaid expenses and other assets	132,124	129,831	127,244	140,167
Total current assets	243,763	238,090	236,333	244,319

Property and equipment, net	537,707	540,650	546,281	547,983
Security and other deposits	7,929	8,393	12,192	12,192
Other assets	134,127	134,389	133,713	134,156
Total Assets	923,525	921,522	928,518	938,650

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable (Note 7)	1,990	3,220	3,415	4,061
Air traffic liability	4,276	4,767	4,909	4,140
Other accrued expenses	52,174	40,641	48,317	49,207
Income tax payable	(180,339)	(164,192)	(1,774)	(216)
Deferred revenue and other current liabilities	-	-	-	-
Total current liabilities not subject to compromise	(121,899)	(115,564)	54,868	57,192

Deferred credits and other liabilities	96,435	97,989	97,388	99,738
Long term deferred income tax	156,719	156,719	156,719	156,719
Other long-term debt post petition	-	-	-	-
Total liabilities not subject to compromise	253,154	254,708	254,107	256,457

Liabilities subject to compromise (Note 6)	995,476	957,716	519,577	522,435
Total liabilities	1,126,731	1,096,860	828,552	836,085

Stockholders' equity:
Preferred stock, no par value, authorized
2,000,000 shares; none issued	-	-	-	-
Common stock, no par value and additional paid-in capital,
900,000,000 shares authorized; 175,217,249 and
175,217,249 shares issued and outstanding, respectively	118,676	118,676	118,676	118,676
Deferred Stock Compensation	1,658	1,637	1,605	1,571
Retained Earnings	(323,540)	(295,652)	(20,316)	(17,683)
Total stockholders' equity	(203,206)	(175,338)	99,966	102,565

Total liabilities and stockholders' equity	923,525	921,522	928,518	938,650

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $U.S. 000's, except share data)
	March 31, 2010	February 28, 2010	January 31, 2010

ASSETS
Current Assets:
Cash and cash equivalents	54,109	78,707	67,471
Short-term investments	-	873	885
Restricted investments	10,971	11,660	12,764
Receivables, net of allowance	9,766	15,600	10,130
Inventories, net of allowance	27,352	27,329	27,267
Prepaid expenses and other assets	147,607	125,212	141,547
Total current assets	249,806	259,380	260,063

Property and equipment, net	550,505	550,459	552,378
Security and other deposits	12,192	11,787	11,786
Other assets	133,884	134,057	133,964
Total Assets	946,387	955,683	958,191

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable (Note 7)	5,912	4,634	4,817
Air traffic liability	4,146	4,151	3,791
Other accrued expenses	49,282	42,205	41,659
Income tax payable	231	3,460	3,597
Deferred revenue and other current liabilities	-	-	-
Total current liabilities not subject to compromise	59,570	54,450	53,863

Deferred credits and other liabilities	101,968	102,581	104,612
Long term deferred income tax	156,719	156,719	156,719
Other long-term debt post petition	-	-	-
Total liabilities not subject to compromise	258,688	259,300	261,332

Liabilities subject to compromise (Note 6)	524,868	536,132	537,002
Total liabilities	843,126	849,882	852,196

Stockholders' equity:
Preferred stock, no par value, authorized
2,000,000 shares; none issued	-	-	-
Common stock, no par value and additional paid-in capital,
900,000,000 shares authorized; 175,217,249 and
175,217,249 shares issued and outstanding, respectively	118,676	118,676	118,676
Deferred Stock Compensation	1,555	1,469	1,417
Retained Earnings	(16,971)	(14,345)	(14,098)
Total stockholders' equity	103,261	105,801	105,995

Total liabilities and stockholders' equity	946,387	955,683	958,191

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended
	July 31, 2010	June 30, 2010	May 31, 2010	April 30, 2010

Cash flows from operating activities:
Net income (loss) from continuing operations	$ (27,888)	$ (275,336)	$ (2,633)	$ (1,612)
Net income (loss) from discontinued operations	$ -	$ -	$ -	$ -
Net income (loss)	$ (27,888)	$ (275,336)	$ (2,633)	$ (1,612)

Adjustments to reconcile net income/(loss) to net cash used
in operating activities:
Depreciation and amortization	3,215	3,343	3,328	3,330
Impairment charges	-	-	-	-
Amortization of deferred credits	(1,565)	(494)	(1,357)	(1,363)
Amortization of restricted stock awards	21	32	33	16
Amortization of contract incentive payments	27	27	27	27
Provision for obsolete expendable parts and supplies	107	155	301	122
Changes in operating assets and liabilities:
Net (purchases) sales of investment securities	(1,405)	1,258	(408)	(850)
Receivables	(644)	(9,283)	(1,331)	3,072
Expendable parts and supplies	(308)	(195)	(155)	(546)
Prepaid expenses and other assets	(2,254)	(5,165)	12,922	7,441
Other assets	50	50	50	188
Accounts Payable	10,882	(6,948)	(1,398)	(1,270)
Income taxes payable	(16,148)	(162,418)	(1,557)	(447)
Air traffic liability	-	-	-	-
Other accrued liabilities	42,388	452,445	2,005	1,259
Net cash provided by (used in) operating activities	6,476	(2,526)	9,828	9,367

Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(43,414)	(448,910)	(2,553)	(2,590)

Total net cash provided by (used in) operating activities	(36,938)	(451,436)	7,275	6,777

Cash flows from investing activities:
Capital expenditures	-	2,314	(1,599)	(781)
Proceeds from sale of flight equipment and expendable inventory			-	-
Change in restricted cash	(8)	225	7	(377)
Equity method investment	151	(785)	334	516
Investment deposits	-	-	-	-
Change in other assets	7	5	6	(130)
Net returns (payments) of lease and equipment deposits	(90)	(14)	-	-
Net cash (used in) provided by investing activities	60	1,745	(1,253)	(772)

Cash flows from financing activities:
Unsecured claims for rejected aircrafts	40,587	443,717	-	-
Principal payments on long-term borrowings	(2,599)	(2,695)	(2,673)	(2,629)

Net cash (used in) provided by financing activities	37,988	441,023	(2,673)	(2,629)

Increase (decrease) in cash and cash equivalents	1,110	(8,668)	3,350	3,375

Cash and cash equivalents at beginning of period	52,165	60,833	57,484	54,109

Cash and cash equivalents at end of period	53,275	52,165	60,833	57,484

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

(In $U.S. 000's)	Month ended	Month ended	January 5, 2010	Filing to
	March 31, 2010	February 28, 2010	to January 31, 2010	to Date

Cash flows from operating activities:
Net income (loss) from continuing operations	$ (2,328)	$ (248)	$ (162)	$ (310,207)
Net income (loss) from discontinued operations	$ (0)	$ 2	$ 704	$ 706
Net income (loss)	$ (2,328)	$ (246)	$ 542	$ (309,501)

Adjustments to reconcile net income/(loss) to net cash used
in operating activities:
Depreciation and amortization	3,304	3,323	3,362	23,205
Impairment charges	-	-	(1,080)	(1,080)
Amortization of deferred credits	(512)	(1,464)	(1,338)	(8,093)
Amortization of restricted stock awards	86	52	65	306
Amortization of contract incentive payments	27	27	27	191
Provision for obsolete expendable parts and supplies	148	108	127	1,068
Changes in operating assets and liabilities:				-
Net (purchases) sales of investment securities	873	12	(885)	(1,405)
Receivables	5,834	(5,470)	3,626	(4,194)
Expendable parts and supplies	(171)	(170)	(13)	(1,559)
Prepaid expenses and other assets	(22,396)	16,335	19,133	26,017
Other assets	50	50	50	487
Accounts Payable	5,219	1,098	9,026	16,609
Income taxes payable	(3,230)	(137)	569	(183,367)
Air traffic liability	-	-	-	-
Other accrued liabilities	(2,339)	916	9,188	505,861
Net cash provided by (used in) operating activities	(15,435)	14,435	42,399	64,544

Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(1,186)	(854)	(1,060)	(500,568)

Total net cash provided by (used in) operating activities	(16,621)	13,581	41,339	(436,023)

Cash flows from investing activities:
Capital expenditures	(3,324)	(1,378)	(1,538)	(6,306)
Proceeds from sale of flight equipment and expendable inventory	-	-	-	-
Change in restricted cash	688	1,104		1,639
Equity method investment	(238)	(213)	340	104
Investment deposits	-	-	-	-
Change in other assets	9	16	11	(76)
Net returns (payments) of lease and equipment deposits	(404)	(1)	(47)	(556)
Net cash (used in) provided by investing activities	(3,269)	(471)	(1,235)	(5,196)

Cash flows from financing activities:
Unsecured claims for rejected aircrafts	-	-	-	484,304
Principal payments on long-term borrowings	(4,708)	(1,874)	(1,867)	(19,044)

Net cash (used in) provided by financing activities	(4,708)	(1,874)	(1,867)	465,261

Increase (decrease) in cash and cash equivalents	(24,598)	11,236	38,238	24,042

Cash and cash equivalents at beginning of period	78,707	67,471	29,233	29,233

Cash and cash equivalents at end of period	54,109	78,707	67,471	53,275

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
 NOTES TO MONTHLY OPERATING REPORT

1. Background and Organization

General - Mesa Air Group, Inc. ("Mesa" or the "Company") is a holding company whose principal subsidiaries operate as regional air carriers providing scheduled passenger and airfreight service. As of July 31, 2010, the Company served 99 cities in 38 states, the District of Columbia, Canada, and Mexico and operated a fleet of 90 aircraft with approximately 540 daily departures.

Chapter 11 Reorganization Cases - On January 5, 2010 (the "Petition Date"), Mesa Air Group, Inc. and its eleven subsidiaries (the "Debtors") filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). The Debtors continue to operate their businesses as "debtors-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. On January 14, 2010, the Office of the United States Trustee for the Southern District of New York appointed a statutory committee of unsecured creditors.

2. Basis of Presentation

Condensed Consolidated Debtor-in-Possession Financial Statements - The unaudited financial statements and supplemental information contained herein represent the condensed consolidated financial information for the Debtors. The results of operations for the period from January 5, 2010 to January 31, 2010 were estimated based upon estimates that included the use of statistical data, processed revenue, fuel purchases and a pro-ration of calendar days within the month of January. Amounts presented in the unaudited Statement of Cash Flows for the period from January 5, 2010 to January 31, 2010 were based on estimated asset and liability balances as of the filing date and actual balances as of January 31, 2010, as well as the aforementioned estimated results of operations for the period from January 5, 2010 to January 31, 2010.

American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" ("SOP 90-7"), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does, however, require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtors' financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7. Further information concerning the Debtors' accounting policies will be found in the footnotes to our Annual Report on Form 10-K for the period ended September 30, 2009 once filed and subsequent filings on Form 10-Q when filed with the United States Securities and Exchange Commission.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors. Certain financial information, however, has not been subject to procedures that typically would be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP") and, upon the application of such procedures, the Debtors believe that the financial information will be subject to changes. These changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that typically would be made for quarterly financial statements in accordance with U.S. GAAP. Certain prepaid balances and pre- and post-petition trade accounts payable balances are subject to further review and reclassification. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. Therefore, this report should be read in conjunction with our consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the period ended September 30, 2009 once filed and subsequent filings on Form 10-Q when filed with the United States Securities and Exchange Commission.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.

Case Number: 10-10018 (MG) (Jointly Administered)

Intercompany Transactions - Intercompany transactions between Debtors have been eliminated in the financial statements contained herein.

Property and Equipment, net - Recorded at cost net of accumulated deprecation.

Taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in future years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records deferred tax assets for the value of benefits expected to be realized from the utilization of alternative minimum tax credit carry forward, capital loss carryforward and state and federal net operating loss carryforward. We periodically review these assets to determine the likelihood of realization. To the extent we believe some portion of the benefit may not be realizable, an estimate of the unrealized position is made and an allowance recorded. The Company and its consolidated subsidiaries file a consolidated federal income tax return. As of July 31, 2010, the Company estimated an effective tax rate of 37.1%.

The Debtors have received approval to pay pre-petition employee withholding obligations in addition to employment and wage-related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain first day motions. As such, the Debtors have paid such taxes when due. In addition, all post-petition tax obligations have been fully paid to the proper taxing authorities to the extent they were due during the current reporting period.

Further, employee withholding obligations are pre-funded by the Debtors and paid directly by the Debtors' payroll contractor, Automatic Data Processing, Inc. ("ADP"). Thus, no further information regarding taxes is included in this report.

3. Insurance

All insurance premiums have been paid to the proper insurance company or broker when due during the current reporting period, and all insurance policies are in force as of the filing of this report.

4. Cash Management System & Use of Cash

The Court has entered orders authorizing the Debtors to continue to use their existing cash management system including: (i) investment guidelines; (ii) maintenance of existing bank accounts and business forms; and (iii) the authorization to open and close bank accounts. The Debtors are continuing to collect and disburse cash since the Petition Date using the existing cash management system, as modified to comply with applicable orders of the Court.

Case Number: 10-10018 (MG) (Jointly Administered)

5. Reorganization items

SOP 90-7 requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business, as well as professional fees directly related to the process of reorganizing the Debtors under Chapter 11. The Debtors' reorganization items consist of the following:

(In $U.S. 000's)
	Month ending	Month ending	Month ending	Month ending
	July 31, 2010	June 30, 2010	May 31, 2010	April 30, 2010
Professional fees directly related to reorganization	$ 465	$ 1,059	$ 691	$ 2,590
Loss on rejection of aircraft leases	27,302	446,630	-	-
Loss on sale-leaseback transactions	-	-	-	-
Write-off of debt issuance cost	-	-	-	-
Gains on the sale of aircraft	-	-	-	-
Cost related to the early return and sale of aircraft	1,231	1,221	1,862	-
Abandonment of real property	(704)	-	-	-
Loss/(gains) on contract terminations, net	-	-	-	-
Write off of LOC for engine lease termination & return of aircraft	-	-	-	-
Write-off engine lease termination expenses	15,119	-	-	-
Other	-	-	-	-
Total loss/(gain) on reorganization items	43,414	448,910	2,553	2,590

			January 5, 2010
	Month ending	Month ending	to	Filing to
	March 31, 2010	February 28, 2010	January 31, 2010	Date
Professional fees directly related to reorganization	$ 1,186	$ 854	$ 1,060	$ 7,906
Loss on rejection of aircraft leases	-	-	-	473,932
Loss on sale-leaseback transactions	-	-	-	-
Write-off of debt issuance cost	-	-	-	-
Gains on the sale of aircraft	-	-	-	-
Cost related to the early return and sale of aircraft.	-	-	-	4,314
Abandonment of real property	-	-	-	(704)
Loss/(gains) on contract terminations, net	-	-	-	-
Write off of LOC for engine lease termination & return of aircraft	2,027	-	-	2,027
Write-off engine lease termination expenses	1,312	-	-	16,430
Other	-	-	-	-
Total loss/(gain) on reorganization items	4,525	854	1,060	503,906

Professional fees directly related to the reorganization ("Professional Fees") include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured creditors. Professional Fees are estimated by the Debtors and will be reconciled to actual invoices when received.

Of the 58 aircrafts that have either been rejected or abandoned since the approval of the Rejection Procedures (as defined below), the Debtors have booked the damages arising from the rejection/abandonment of 56 of these aircraft and estimated them to be approximately $498,000,000, which amount is subject to the final settlement between the Debtors and the applicable aircraft parties.

6. Liabilities Subject to Compromise

As a result of the Chapter 11 Filings, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise affect payment of pre- Chapter 11 liabilities are stayed. At hearings held in January and February, the Court granted final approval of many of the Debtors' "first day" motions covering, among other things, human capital obligations, supplier relations (including fuel supply and fuel contracts), insurance, customer relations, business operations, certain tax matters, industry agreements, utilities, case management and retention of professionals.

The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors' operations, with the approval of the Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as

Case Number: 10-10018 (MG) (Jointly Administered)

general unsecured claims and will be classified as liabilities subject to comprise. Holders of pre-petition claims will be required to file proofs of claims by a bar date to be determined by the Court. The deadline for the filing of proofs of claims against the Debtors was May 21, 2010, with certain exceptions pursuant to the bar date order entered by the Court.

A bar date is the date by which claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 cases. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be treated cannot be made until the Court approves a Chapter 11 plan of reorganization. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

SOP 90-7 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.

Liabilities Subject to Compromise consist of the following:

(In $U.S. 000's)
	July 31,	June 30,	May 31,	April 30,
	2010	2010	2010	2010
Accounts payable and other accrued expenses	$ 64,373	$ 63,388	$ 62,058	$ 62,364
Accrued interest expense	4,803	4,805	4,997	4,914
Accrued maintenance events	-	-	-	-
Write-off of debt issuance cost	-	-	-	-
Secured aircraft debt	373,381	379,490	382,100	384,767
Other secured debt	9,174	10,369	10,377	10,385
Unsecured debt	32,321	32,321	51,158	51,160
Bankruptcy related unsecured claims	498,402	454,439	-	-
Bankruptcy related admin claims	4,050	3,975	-	-
Convertible bonds (1)	8,972	8,930	8,888	8,846
Total liabilities subject to compromise	995,476	957,716	519,577	522,435

	March 31,	February 28,	January 31,
	2010	2010	2010
Accounts payable and other accrued expenses	$ 62,316	$ 68,090	$ 66,810
Accrued interest expense	4,903	5,937	6,197
Accrued maintenance events	-	-	-
Write-off of debt issuance cost	-	-	-
Secured aircraft debt	387,289	391,771	393,692
Other secured debt	10,393	10,407	10,414
Unsecured debt	51,163	59,928	59,889
Bankruptcy related unsecured claims	-	-	-
Bankruptcy related admin claims	-	-	-
Convertible bonds (1)	8,804	-	-
Total liabilities subject to compromise	524,868	536,132	537,002

(1) Convertible bonds were listed under unsecured debt in January and February 2010.

Liabilities subject to compromise include trade accounts payable related to pre-petition purchases, all of which were scheduled for payment in the post-petition period. As a result, the cash flows from operations were favorably affected by the stay of payment related to these accounts payable.

Case Number: 10-10018 (MG) (Jointly Administered)

Of the 58 aircraft that have either been rejected or abandoned since the approval of the Rejection Procedures (as defined below), the Debtors have booked the damages arising from the rejection/abandonment of 56 of these aircraft and estimated them to be approximately $498,000,000, which amount is subject to the final settlement between the Debtors and the applicable aircraft parties.

7. Post-petition Accounts Payable

To the best of the Debtors' knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms except for approximately $2.0 million of invoices received, not yet paid, as of July 31, 2010.

8. Owned and Leased Aircraft

On January 26, 2010, the Court approved the abandonment of twenty (20) Beech 1900D aircraft and related airframe, engines, propellers, avionics and all other equipment, parts and components installed in or on, or acceded to, or associated with the related aircraft.  On February 23, 2010, the Court approved procedures for the rejection of aircraft related leases and the abandonment of aircraft subject to security agreements (the "Rejection Procedures").  Since the approval of the Rejection Procedures, the Debtors have filed twenty (20) notices of rejection with respect to the leases of twelve (12) aircraft engines and eighty (80) aircraft.

The Debtors continue to evaluate their aircraft fleet and will address the remaining leased and owned as necessary.  During this time, the Debtors continue to accrue lease and interest expenses in accordance with pre-petition contracts until the lease or debt agreements are rejected or abandoned, as the case may be, and new leases or debt agreements are finalized and approved by the Court.  The line item labeled Flight Operations - Nonoperating Aircraft includes lease expense related to aircraft currently not in operation.

9. Other, Net

Other, Net includes gain / (loss) on disposal of assets, debt conversion expense, recognition of our share of gain/(loss) in our Hawaiian joint venture and other miscellaneous expenses. This total excludes gains / (losses) on minority investments that are reported quarterly.

Case Number: 10-10018 (MG) (Jointly Administered)

10. Payments to Insiders

Of the total disbursements listed herein, the amounts paid to insiders during the current reporting period are as follows:

Name	Type of Payment	Amount Paid (Jul 1 - Jul 31)
Ornstein,Jonathan G	Wages / Expenses	53,143.99
Lotz,Michael J	Wages / Expenses	51,153.42
Gillman,Brian S	Wages / Expenses	44,116.56
Foley,Paul F	Wages / Expenses	20,192.40
Swigart,James	Wages / Expenses	17,400.00
Butler,David K	Wages / Expenses	16,730.68
Gust,Eric W	Wages / Expenses	16,244.36
Kranzow,Keith C	Wages / Expenses	15,499.95
Appling,Gary W	Wages / Expenses	14,208.68
Thayer, Richard	Wages / Expenses	12,000.00
Ferverda,Michael L	Wages / Expenses	11,538.48
Gomes,Edward P	Wages / Expenses	11,007.42
Pappaioanou,Chris J	Wages / Expenses	10,428.86
Gumm,Ryan J	Wages / Expenses	10,006.03
Nostrand,Peter	Wages / Expenses	9,500.00
Beleson,Robert	Wages / Expenses	9,250.00
Altobello,Daniel	Wages / Expenses	8,660.65
Hornberg,Robert A	Wages / Expenses	8,615.49
Chambers,Kenley B	Wages / Expenses	8,588.41
Parker,Maurice	Wages / Expenses	5,250.00
Manson III,Joseph	Wages / Expenses	4,750.00
Bonilla,Carlos	Wages / Expenses	0.00
		$358,285.39

Case Number: 10-10018 (MG) (Jointly Administered)